As filed with the Securities and Exchange Commission on December 11, 2000

                                                   Registration No. 333-48966


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                   POST-EFFECTIVE AMENDMENT NO. 2 ON FORM S-8
                                   TO FORM F-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------

                                VIVENDI UNIVERSAL
             (Exact name of registrant as specified in its charter)

                 FRANCE                                   NONE
      (State or other jurisdiction                  (I.R.S. Employer
   of incorporation or organization)               Identification No.)

    42, AVENUE DE FRIEDLAND, 75380 PARIS CEDEX 08 FRANCE, 33 (1) 71 71 10 00
                    (Address of Principal Executive Offices)

                               ------------------

    POLYGRAM HOLDING, INC. DEFERRED SAVINGS AND INVESTMENT PLAN FOR EMPLOYEES
                  THE SEAGRAM 401(K) PLAN - UNIVERSAL EMPLOYEES
                     THE SEAGRAM 401(K) PLAN -UNI EMPLOYEES
                   THE SEAGRAM 401(K) PLAN - SPENCER EMPLOYEES
                             THE SEAGRAM 401(K) PLAN
RETIREMENT, SAVINGS AND INVESTMENT PLAN FOR UNION EMPLOYEES OF JOSEPH E. SEAGRAM
                           & SONS, INC. AND AFFILIATES
                1983 STOCK APPRECIATION RIGHT AND STOCK UNIT PLAN
                 THE SEAGRAM COMPANY LTD. 1988 STOCK OPTION PLAN
                 THE SEAGRAM COMPANY LTD. 1992 STOCK OPTION PLAN
               THE SEAGRAM COMPANY LTD. 1996 STOCK INCENTIVE PLAN
         THE SEAGRAM COMPANY LTD. STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
                           MCA INC. INCENTIVE PROGRAM

                             (FULL TITLE OF PLANS)
                               ------------------

                                  MICHEL AVENAS
                              VIVENDI NORTH AMERICA
                                800 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 702-3184
 (Name, address and telephone number, including area code, of agent for service)
                               ------------------

                                   COPIES TO:
         DAVID A. KATZ                             JEAN-FRANCOIS PRAT
   WACHTELL, LIPTON, ROSEN & KATZ                     BREDIN PRAT
        51 WEST 52ND STREET                 130, RUE DU FAUBOURG SAINT-HONORE
      NEW YORK, NEW YORK 10019                     PARIS, 75008 FRANCE
           (212) 403-1000                          33 (1) 44 35 35 35

                         CALCULATION OF REGISTRATION FEE

================================================================================

                                     PROPOSED        PROPOSED
TITLE OF                             MAXIMUM         MAXIMUM
SECURITIES        AMOUNT             OFFERING        AGGREGATE       AMOUNT OF
TO BE             TO BE              PRICE PER       OFFERING      REGISTRATION
REGISTERED        REGISTERED(1)      SHARE            PRICE            FEE(2)


Ordinary Shares,  41,759,091           --              --               --
with a nominal
value of
[EUROS]5.50 per
share (3)
--------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement covers an indeterminate amount of interests to be offered or sold pursuant to the Polygram Holding Inc. Deferred Savings and Investment Plan for Employees, The Seagram 401(k) Plan - Universal Employees, The Seagram 401 (k) Plan - UNI Employees, the Seagram 401(k) Plan - Spencer Employees, The Seagram 401(k) Plan and the Retirement, Savings and Investment Plan for Union Employees of Joseph E. Seagram and Sons, Inc. and Affiliates. Registration fees in respect of 41,759,091 of such ordinary shares were paid at the time of the filing of the Registration Statement on Form F-4 (Registration
    No. 333-48966) on October 30, 2000.
(2) The Registration fees for all of the 41,759,091 ordinary shares of the Registrant were already paid as described in (1) above.
(3) The ordinary shares being registered hereby may be represented by the Registrant's American Depositary Shares. A separate Registration Statement on Form F-6, as amended, was filed in connection with the Registrant's American Depositary Shares. Each of the Registrant's American Depositary Shares currently represents one ordinary share of the Registrant.

================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS
              ----------------------------------------------------

      The documents containing the information specified in Part I of Form S-8 will be sent or given to participating employees as specified in Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"), in accordance with the rules and regulations of the United States Securities and Exchange Commission (the "Commission"). Such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of
Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
               --------------------------------------------------

ITEM 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.
           ---------------------------------------

      The following documents previously filed with the Commission by the Registrant are hereby incorporated by reference and shall be deemed a part hereof:

           (a) the prospectus filed on November 2, 2000 with the Commission by the Registrant pursuant to Rule 424(b) under the Securities Act;

           (b) Vivendi Universal's Registration Statement on Amendment No. 2 to Form 20-F (File No. 001-16113) filed on December 11, 2000 (the "Form 20-F");

           (c) The Polygram Holding, Inc. Deferred Savings and Investment Plan for Employees Annual Report on Form 11-K for the fiscal year ended December 31, 1999;

           (d) The Seagram 401(k) Plan-Universal Employees Annual Report on Form 11-K for the fiscal year ended December 31, 1999;

           (e) The Seagram 401(k) Plan-UNI Employees Annual Report on Form 11-K for the fiscal year ended December 31, 1999;

           (f) The Seagram 401(k) Plan-Spencer Employees Annual Report on Form 11-K for the fiscal year ended December 31, 1999;

           (g) The Seagram 401(k) Plan Annual Report on Form 11-K for the fiscal year ended December 31, 1999; and

           (h) Retirement, Savings and Investment Plan for Union Employees of Joseph E. Seagram and Sons, Inc. and Affiliates Annual Report on Form 11-K for the fiscal year ended December 31, 1999.

      All documents filed by the Registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the effective date of this Registration Statement, prior to the filing of a post-effective amendment to this Registration Statement indicating that all Securities offered have been sold or registering all securities then remaining unsold, shall be deemed to be incorporated by reference herein, and any statement contained in a document to be incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


ITEM 4.    DESCRIPTION OF SECURITIES.
           -------------------------

      Not applicable.


ITEM 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL.
           --------------------------------------

      None.


ITEM 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.
           -----------------------------------------

      The Registrant has provided for the indemnification of its directors and officers with respect to general civil liability which they may incur with their activity on behalf of the Registrant.

      The Registrant maintains insurance, at its own expense, to protect itself and any director, officer, employee or agent of the Registrant or of any other entity affiliated with the Registrant against any civil liability, loss or expense, other than liability arising out of willful misconduct.


ITEM 7.    EXEMPTION FROM REGISTRATION CLAIMED.
           -----------------------------------

      Not applicable.


ITEM 8.    EXHIBITS.
           --------

      Unless otherwise indicated below as being incorporated by reference to another filing of Vivendi Universal with the Commission, each of the following is filed herewith:


  EXHIBIT
  NUMBER                                DESCRIPTION
 --------   --------------------------------------------------------------------
    4.1     Vivendi Universal Restated Corporate STATUTS (unofficial English translation) (previously filed as an Exhibit to Vivendi Universal's
            Amendment No. 2 to Form 20-F filed on December 11, 2000
            (Registration No. 001-16113) and incorporated herein by reference)
    4.2     Deposit Agreement dated as of April 19, 1995, as amended and restated as of September 11, 2000, as further amended and restated as of December 8, 2000 among Vivendi Universal, The Bank of New York, and all Owners and
            Beneficial Owners from time to time of American Depositary Receipts issued hereunder (previously filed as an Exhibit to Vivendi
            Universal's Registration Statement on Amendment No.2 to Form 20-F filed on December 11, 2000 (Registration No. 001-16116) and incorporated herein by reference)
    5.1     Opinion, dated December 8, 2000, of Jean-Francois Dubos with respect to the validity of the securities being offered
   23.1     Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen
   23.2     Consent of RSM Salustro Reydel
   23.3     Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen
   23.4     Consent of PricewaterhouseCoopers LLP
   23.5     Consent of Gutierrez & Co., independent accountants
   23.6     Consent of Jean-Francois Dubos (included in the opinion filed as exhibit 5.1)
   24.1     Powers of Attorney (included on the signature page to this
            Registration Statement)


ITEM 9.    UNDERTAKINGS.
           ------------

           (a)     The undersigned registrant hereby undertakes:

                   (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                        (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                        (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                        (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

           PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to
           Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

                   (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                   (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

           (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

           (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           (d) The undersigned registrant hereby undertakes to submit the Polygram Holding, Inc. Deferred Savings and Investment Plan for Employees Annual Report on Form 11-K for the fiscal year ended December 31, 1999, the Seagram 401(k) Plan-Universal Employees Annual Report on Form 11-K for the fiscal year ended December 31, 1999, the Seagram 401(k) Plan-UNI Employees Annual Report on Form 11-K for the fiscal year ended December 31, 1999, the Seagram 401(k) Plan-Spencer Employees Annual Report on Form 11-K for the fiscal year ended December 31, 1999; the Seagram 401(k) Plan Annual Report on Form 11-K for the fiscal year ended December 31, 1999, and the Retirement, Savings and Investment Plan for Union Employees of Joseph E. Seagram and Sons, Inc. and Affiliates Annual Report on Form 11-K for the fiscal year ended December 31, 1999, and any amendments thereto, to the Internal Revenue Service ("IRS") in a timely manner and will make all changes required by the IRS in order to qualify such plans under Section 401 of the Internal Revenue Code.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 2 on Form S-8 to Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Paris, France, on this 11th day of December, 2000.


                                    VIVENDI UNIVERSAL




                                    By:  /s/ Jean-Marie Messier
                                        --------------------------------------
                                        Name:   Jean-Marie Messier
                                        Title:  Chairman and Chief Executive
                                                Officer


      We, the undersigned officers and directors of Vivendi Universal, hereby severally constitute and appoint Jean-Marie Messier, Guillaume Hannezo and Jean-Francois Dubos and each of them (with full power to act alone), our true and lawful attorney-in-fact and agent with full power to him singly to sign for us and in our names in the capacities indicated below the Registration Statment on Form F-4 filed herewith and any and all pre-effective and post-effective amendments to said Registration Statement, and, in connection with any registration of additional securities, to sign any abbreviated registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, in each case, with the Commission, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Vivendi Universal to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorney to said Registration Statement and any and all amendments thereto.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities held on December 11, 2000.


           SIGNATURE                            TITLE
    -------------------------      ----------------------------------


    /s/ Jean-Marie Messier         Director and Principal
    -------------------------      Executive Officer
    Jean-Marie Messier


    /s/ Guillaume Hannezo          Principal Financial and
    -------------------------      Principal Accounting Officer
    Guillaume Hannezo

           SIGNATURE                            TITLE
    -------------------------      ----------------------------------


    /s/ Eric Licoys                Director
    -------------------------
    Eric Licoys


    /s/ Bernard Arnault            Director
    -------------------------
    Bernard Arnault


    /s/ Jean-Louis Beffa           Director
    -------------------------
    Jean-Louis Beffa


    /s/ Jean-Marc Espalioux        Director
    -------------------------
    Jean-Marc Espalioux


    -------------------------      Director
    Philippe Foriel-Destezet


    /s/ Jacques Friedmann          Director
    -------------------------
    Jacques Friedmann


    /s/ Henri Lachmann             Director
    -------------------------
    Henri Lachmann


    -------------------------      Director
    Thomas Middelhoff


    -------------------------      Director
    Simon Murray


    /s/ Serge Tchuruk              Director
    -------------------------
    Serge Tchuruk


    -------------------------      Director
    Rene Thomas


    /s/ Marc Vienot                Director
    -------------------------
    Marc Vienot


    -------------------------      Director
    Esther Koplowitz

           SIGNATURE                            TITLE
    -------------------------      ----------------------------------


                                   Director
    -------------------------
    Edgar M. Bronfman


    -------------------------      Director
    Charles R. Bronfman

    /s/ Edgar M. Bronfman
    -------------------------      Director
    Edgar Bronfman, Jr.


    -------------------------      Director
    Richard H. Brown


    -------------------------      Director
    Andre Desmarais


    /s/ Pierre Lescure             Director
    -------------------------
    Pierre Lescure


    /s/ Michel Avenas              Authorized Representative
    -------------------------      in the United States
    Michel Avenas

      Pursuant to the requirements of the Securities Act of 1933, the trustees or other persons who administer the Polygram Holding Inc. Deferred Savings and Investment Plan for Employees have duly caused this Post-Effective Amendment No. 2 on Form S-8 to Form F-4 to be signed on its behalf by the undersigned thereunto duly authorized, in the city of New York, State of New York, on this 11th day of December of 2000.

                                   POLYGRAM HOLDING, INC. DEFERRED SAVINGS
                                   AND INVESTMENT PLAN FOR EMPLOYEES



                                   By:   /s/ Kelly DeMasi
                                         ------------------------------------
                                         Name:   Kelly DeMasi
                                         Title:  Member of Administrative
                                                 Committee



                                   By:   /s/ Eric Scoones
                                         ------------------------------------
                                         Name:   Eric Scoones
                                         Title:  Member of Administrative
                                                 Committee



                                   By:   /s/ Andrew Loyst
                                         ------------------------------------
                                         Name:   Andrew Loyst
                                         Title:  Member of Administrative
                                                 Committee



                                   By:   /s/ Lisa Smith
                                         ------------------------------------
                                         Name:   Lisa Smith
                                         Title:  Member of Administrative
                                                 Committee

      Pursuant to the requirements of the Securities Act of 1933, the trustees or other persons who administer The Seagram 401(k) Plan-Universal Employees, The Seagram 401(k) Plan UNI Employees, The Seagram 401(k) Plan-Spencer Employees, The Seagram 401(k) Plan and the Retirement, Savings and Investment Plan for Union Employees of Joseph E. Seagram and Sons, Inc. and Affiliates have duly caused this Post-Effective Amendment No. 2 on Form S-8 to Form F-4 to be signed on its behalf by the undersigned thereunto duly authorized, in the city of New York, State of New York, on this 11th day of December of 2000.

                                   THE SEAGRAM 401(K) PLAN - UNIVERSAL
                                   EMPLOYEES



                                   By:   /s/ John D. Borgia
                                         ------------------------------------
                                         Name:   John D. Borgia
                                         Title:  Member of Investment
                                                 Committee


                                   THE SEAGRAM 401(K) PLAN - UNI EMPLOYEES



                                   By:   /s/ John D. Borgia
                                         ------------------------------------
                                         Name:   John D. Borgia
                                         Title:  Member of Investment
                                                 Committee


                                   THE SEAGRAM 401 (K) PLAN - SPENCER
                                   EMPLOYEES



                                   By:   /s/ John D. Borgia
                                         ------------------------------------
                                         Name:   John D. Borgia
                                         Title:  Member of Investment
                                                 Committee


                                   THE SEAGRAM 401(K) PLAN



                                   By:   /s/ John D. Borgia
                                         ------------------------------------
                                         Name:   John D. Borgia
                                         Title:  Member of Investment
                                                 Committee


                                   RETIREMENT, SAVINGS AND INVESTMENT PLAN
                                   FOR UNION EMPLOYEES OF JOSEPH E. SEAGRAM
                                   AND SONS, INC. AND AFFILIATES

                                   By:   /s/ John D. Borgia
                                         ------------------------------------
                                         Name:   John D. Borgia
                                         Title:  Member of Investment
                                                 Committee

      Unless otherwise indicated below as being incorporated by reference to another filing of Vivendi Universal with the Commission, each of the following is filed herewith:


  EXHIBIT
  NUMBER                                DESCRIPTION
 --------   --------------------------------------------------------------------
    4.1     Vivendi Universal Restated Corporate STATUTS (unofficial English translation) (previously filed as an Exhibit to Vivendi Universal's
             Amendment No. 2 to Form 20-F filed on December 11,
            2000 (Registration No. 001-16113) and incorporated herein by reference)
    4.2     Deposit Agreement dated as of April 19, 1995, as amended and restated as of September 11, 2000, as further amended and restated as of December 8, 2000 among Vivendi Universal, The Bank of New
            York, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued hereunder (previously filed as an Exhibit to Vivendi Universal's Registration Statement on
            Amendment No.2 to Form 20-F filed on December 11, 2000 (Registration
            No. 001-16113) and incorporated herein by reference)
    5.1     Opinion, dated December 8, 2000, of Jean-Francois Dubos with respect to the validity of the securities being offered
   23.1     Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen
   23.2     Consent of RSM Salustro Reydel
   23.3     Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen
   23.4     Consent of PricewaterhouseCoopers LLP
   23.5     Consent of Gutierrez & Co., independent accountants
   23.6     Consent of Jean-Francois Dubos (included in the opinion filed as exhibit 5.1)
   24.1     Powers of Attorney (included on the signature page to this
            Registration Statement)